UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

FormFactor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50307	13-3711155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05                                             Costs Associated with Exit or Disposal Activities.

On September 13, 2010, FormFactor, Inc. (the “Company”) announced its decision to cease the transition of manufacturing operations to Singapore.  The manufacturing activities that were scheduled to be transitioned to Singapore will remain in Livermore.  The decision will result in a reduction in force of approximately 70 employees at its Singapore facility.  The Company expects that the activities comprising the reduction in force will be substantially completed by the 4th quarter of the Company’s fiscal year 2010.

At this time, the Company is unable to make a good faith determination of an estimate or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of the Current Report on Form 8-K with respect to any charges that may be incurred as a result of this decision.  As permitted by Item 2.05 of the Current Report on Form 8-K, the Company will file an amendment to this Report under this Item 2.05 within four business days after the Company’s determination of such estimate or range of estimates.

The Company issued a press release on September 13, 2010 regarding its plan to cease the transition of manufacturing operations to Singapore.  A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title and Description
99.01	Press Release dated September 13, 2010

Forward-Looking Statements

Statements in this report that are not strictly historical in nature are forward-looking statements within the meaning of the federal securities laws, including statements regarding business momentum, demand for our products and future growth. These forward-looking statements are based on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties. Actual events or results might differ materially from those in any forward-looking statement due to various factors, including, but not limited to, the Company’s ability to re-absorb its manufacturing operations in its Livermore facility that were being transitioned to Singapore and its ability to successfully transition to profitability. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2009, as filed with the Securities and Exchange Commission (the “SEC”), and subsequent SEC filings, including the Company’s Quarterly Reports on Form 10-Q for its fiscal quarterly periods ending March 27, 2010 and June 26, 2010.  Copies of the Company’s SEC filings are available at http://investors.formfactor.com/edgar.cfm. The Company assumes no obligation to update the information in this report, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FormFactor, Inc.
(Registrant)

Date: September 13, 2010	By:	/s/ Stuart L. Merkadeau
Stuart L. Merkadeau
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Title and Description
99.01	Press Release dated September 13, 2010